UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance AMT-Free Municipal Income Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
AMT-Free Municipal Income Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	5
Endnotes and Additional Disclosures	6
Fund Expenses	7
Financial Statements	8
Report of Independent Registered Public Accounting Firm	30
Federal Tax Information	31
Management and Organization	32
Important Notices	34

Eaton Vance
AMT-Free Municipal Income Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Early in the fiscal year, in the January 2011 through March 2011 timeframe, economic indicators seemed to show that a modest recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, causing investors to worry about the potential impact on the U.S. economy and U.S. banks.
Meanwhile, unemployment remained stubbornly high, the housing market was not recovering, and Congressional wrangling over the debt ceiling led Standard & Poor’s to downgrade U.S. Treasuries. Signs indicating the potential for a double-dip recession began to increase. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August of 2011. Surprisingly, after a year of incredible turmoil, the S&P 500 Index finished the year less than one-tenth of a point from where it began – the smallest annual change ever. Overseas, however, both developed and emerging equity markets suffered significant losses in 2011.
Against this backdrop, Treasury and municipal interest rates rose in the first part of the fiscal year, as financial markets believed an economic recovery was well under way. When economic indicators began to suggest that the U.S. economy was not as strong as first perceived and European sovereign debt problems intensified, we saw a flight to safety beginning in the second quarter. Treasury prices rose as yields fell significantly in the third quarter and equity markets declined. Municipal bonds also rallied, but not to the same degree, because investors were still concerned about the ability of state and local governments to address historically large fiscal deficits and balance their budgets.
As the period wore on, however, several factors caused performance of municipals to improve. The massive municipal defaults predicted by high-profile market analysts did not materialize, while the fiscal situation for many issuers began to recover. In addition, the supply-demand equation for municipal bonds improved as it became more apparent that the number of new issues would decline dramatically from 2010 levels.
With extremely low Treasury yields driven by problems in Europe and the Fed’s Operation Twist (central bank’s swapping its short-term holdings for longer-term Treasury bonds), municipals during the period offered significantly higher taxable-equivalent yields than Treasuries. The ratio of AAA7 municipal yields to Treasury yields – which historically has averaged less than 100% because municipal yields are federally tax-exempt – rose from 107.3% at the start of the period to 122.8% at period-end. The result was a rally in municipal sales and prices as investors moved to lock in attractive municipal yields. For the one-year period as a whole, the Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index) – a broad measure of U.S. municipal bond performance – rose 10.70%.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance AMT-Free Municipal Income Fund Class A shares at net asset value (NAV) had a total return of 11.68%, outperforming the 10.70% return of the Index.
Generally speaking, the Fund’s overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their historically higher yields and greater income payments. The Fund tends to hedge to various degrees against the greater potential risk of volatility at the long end of the curve by using Treasury futures and interest-rate swaps.
The Fund’s strategy of favoring longer-maturity bonds was the primary driver of relative outperformance versus the Index during the period, as municipals with 20-30 year maturities performed better than the Index. Security selection in the general obligation and transportation sectors contributed to performance.
Leveraged6 investments, which are used to enhance the Fund’s tax-exempt income, also contributed to performance. The use of such investments magnifies the Fund’s exposure to its underlying investments in both up and down market conditions and, thereby, provides additional exposure to the municipal market. In effect, leveraged investments helped lift the Fund’s relative performance versus its benchmark during this period of strong municipal bond performance.
In contrast, the risk management strategy of hedging tends to moderate performance on both the upside and the downside. Consequently, the Fund’s hedging strategy detracted modestly from results. As intended, however, the hedging strategy reduced Fund volatility during a year of heightened market volatility.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
AMT-Free Municipal Income Fund
December 31, 2011
Portfolio Manager Cynthia J. Clemson
Performance2,3

	Inception				Since
% Average Annual Total Returns	Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	1/6/1998	11.68%	2.00%	4.41%	—
Class A at 4.75% Maximum Sales Charge	—	6.44	1.01	3.90	—
Class B at NAV	1/14/1998	10.76	1.21	3.64	—
Class B at 5% Maximum Sales Charge	—	5.76	0.88	3.64	—
Class C at NAV	5/2/2006	10.76	1.24	—	2.19
Class C at 1% Maximum Sales Charge	—	9.76	1.24	—	2.19
Class I at NAV	3/16/1978	11.87	2.24	4.66	—

Barclays Capital Municipal Bond Index	—	10.70%	5.22%	5.37%	—
Barclays Capital Long (22+) Municipal Bond Index	—	14.88	4.21	5.76	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I

Gross		0.96%	1.71%	1.70%	0.70%
Net of Interest Expense		0.83	1.58	1.57	0.57

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I

Distribution Rate		4.54%	3.78%	3.78%	4.78%
Taxable-Equivalent Distribution Rate		6.98	5.82	5.82	7.35
SEC 30-day Yield		3.67	3.11	3.10	4.09
Taxable-Equivalent SEC 30-day Yield		5.65	4.78	4.77	6.29

% Leverage (all classes)[6]

Residual Interest Bond (RIB)					11.84%
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
AMT-Free Municipal Income Fund
December 31, 2011
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
Growth of $250,000	Period Beginning	At NAV	Sales Charge

Class A	12/31/01	$384,851	$366,412

Class B	12/31/01	$357,442	N.A.

Class C	5/2/06	$282,711	N.A.

Growth of $10,000

Class A	12/31/01	$15,394	$14,656

Class B	12/31/01	$14,298	N.A.

Class C	5/2/06	$11,308	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
AMT-Free Municipal Income Fund
December 31, 2011
Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, the Fund’s credit quality (% of total investments) is as follows:7

AAA	20.7%
AA	34.2
A	24.0
BBB	12.6
BB	2.9%
CCC	0.2
Not Rated	5.4

See Endnotes and Additional Disclosures in this report.

Eaton Vance
AMT-Free Municipal Income Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Total annual operating expenses are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC 30-day Yield is calculated by dividing the net investment income per share for the 30-day period by the maximum offering price at the end of the period and annualizing the result.

[6]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
         Fund profile subject to change due to active management.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class A	$1,000.00	$1,062.50	$4.97	0.96%
Class B	$1,000.00	$1,058.80	$8.86	1.71%
Class C	$1,000.00	$1,058.70	$8.86	1.71%
Class I	$1,000.00	$1,063.90	$3.68	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.87	0.96%
Class B	$1,000.00	$1,016.60	$8.68	1.71%
Class C	$1,000.00	$1,016.60	$8.68	1.71%
Class I	$1,000.00	$1,021.60	$3.61	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments

Tax-Exempt Investments — 110.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Bond Bank — 4.5%

Idaho Bond Bank Authority, 5.25%, 9/15/25	$1,160	$1,357,838
Idaho Bond Bank Authority, 5.375%, 9/15/27	1,555	1,802,012
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Funds Program), 5.00%, 1/1/24	2,690	3,347,920
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Funds Program), 5.00%, 1/1/25	2,310	2,824,021
New York, NY, Enviornmental Facilities Corp., 5.00%, 10/15/35	100	109,093
New York, NY, Enviornmental Facilities Corp., 5.00%, 10/15/35(1)	9,900	10,800,207

		$20,241,091

Education — 7.9%

Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38(1)	$9,990	$10,698,990
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(2)	11,000	12,726,890
Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	4,110	4,566,744
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,530	1,679,129
Oregon Facilities Authority, (Reed College), 5.125%, 7/1/41	1,265	1,393,347
University of Virginia, 5.00%, 6/1/40	4,475	4,888,759

		$35,953,859

Electric Utilities — 4.9%

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	$3,520	$3,945,955
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	1,000	1,089,300
Salt River Agricultural Improvement and Power District, AZ, 5.00%, 1/1/35	1,820	1,902,792
Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	2,000	2,041,980
San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(1)	7,000	7,569,240
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	5,505	5,624,403

		$22,173,670

Escrowed / Prerefunded — 3.1%

Foothill/Eastern, CA, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/18	$10,000	$9,177,500
Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	6,000	4,682,520

		$13,860,020

General Obligations — 14.3%

California, 5.00%, 10/1/41	$500	$515,340
California, 5.25%, 10/1/29	560	617,226
California, 5.25%, 10/1/32	3,480	3,771,172
Clackamas County, OR, School District No. 46, 0.00%, 6/15/32	2,350	937,062
Clackamas County, OR, School District No. 46, 0.00%, 6/15/33	5,880	2,195,063
Clackamas County, OR, School District No. 46, 0.00%, 6/15/34	8,500	3,030,760
Clackamas County, OR, School District No. 46, 0.00%, 6/15/36	4,630	1,506,000
Clark County, NV, 5.00%, 6/1/38(1)	10,000	10,471,500
Dallas, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/31	1,265	1,362,658
Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/24	1,425	912,285
Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/25	3,700	2,237,020
Hawaii, 5.00%, 12/1/30	1,925	2,204,260
Hawaii, 5.00%, 12/1/31	1,000	1,134,190
Honolulu City and County, HI, 5.25%, 8/1/33	1,245	1,418,379
Honolulu City and County, HI, 5.25%, 8/1/34	1,525	1,728,084
New York, 4.00%, 12/15/27	3,010	3,199,389
Newton, MA, 5.00%, 4/1/39	1,610	1,770,469
Port Authority of Houston, TX, (Harris County), 5.00%, 10/1/39	2,500	2,765,600
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/24	1,565	1,001,913
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/25	1,605	970,383
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/26	1,615	924,587
Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(1)(3)	7,700	8,306,375
South Carolina, 3.25%, 8/1/30	2,680	2,663,277
Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/33	1,510	1,567,471

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations (continued)

Washington, 5.25%, 2/1/36(1)	$6,000	$6,704,520
Westchester County, NY, 4.00%, 7/1/22	625	738,619

		$64,653,602

Health Care – Miscellaneous — 1.3%

New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$3,970	$4,371,923
Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	135	136,453
Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	100	101,076
Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class E, 7.50%, 9/1/15	100	101,174
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	138	138,308
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(4)	487	487,453
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(4)	580	580,301

		$5,916,688

Hospital — 14.0%

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/27	$1,430	$1,524,709
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	535	566,281
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,955	2,985,614
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,175	5,511,893
California Health Facilities Financing Authority, (Sutter Health), 5.00%, 8/15/26	200	222,168
California Health Facilities Financing Authority, (Sutter Health), 5.00%, 8/15/27	355	388,906
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	1,325	1,416,279
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/29	1,330	1,387,004
California Statewide Communities Development Authority, (John Muir Health), 5.125%, 7/1/39	2,465	2,520,438
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	1,840	1,848,464
California Statewide Communities Development Authority, (Sutter Health), 5.00%, 8/15/26	245	272,156
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	85	84,833
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,080	968,144
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	950	950,751
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,480	6,643,231
Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	2,985	3,351,886
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	7,120	8,170,627
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,230	5,729,936
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	2,490	537,317
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	7,410	1,251,697
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	4,150	4,331,563
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/25(5)	90	102,590
Massachusetts Development Finance Agency, (Partners Healthcare System), 5.00%, 7/1/26(5)	160	179,603
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	785	844,425
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.00%, 7/1/30	690	672,522
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,865	1,918,208
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,870	2,899,102
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,380	3,407,108
Oneida County, NY, Industrial Development Agency, (St. Elizabeth’s Medical Center), 5.75%, 12/1/19	1,505	1,504,970
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	1,000	1,079,750

		$63,272,175

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Housing — 1.1%

Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	$1,135	$1,138,042
Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	1,040	1,068,610
Nebraska Investment Finance Authority, Single Family Housing, (FHLMC), (FNMA), (GNMA), 5.90%, 9/1/36	2,500	2,730,025
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(6)	285	153,897

		$5,090,574

Industrial Development Revenue — 1.5%

Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), 4.95%, 5/15/33	$3,500	$3,365,845
Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	615	614,908
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	2,670	2,761,528

		$6,742,281

Insured – Education — 0.5%

Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,750	$2,125,655

		$2,125,655

Insured – Electric Utilities — 1.6%

Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,415	$6,164,977
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	2,865	1,224,673

		$7,389,650

Insured – General Obligations — 0.8%

Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 4.00%, 8/15/40	$1,600	$1,611,712
Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	1,860	1,820,903

		$3,432,615

Insured – Hospital — 1.3%

Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$6,650	$5,852,067

		$5,852,067

Insured – Lease Revenue / Certificates of Participation — 1.4%

Anaheim, CA, Public Financing Authority, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$2,445,590
Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	4,070	3,833,899

		$6,279,489

Insured – Other Revenue — 1.3%

Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$3,725	$3,621,706
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	10,600	2,326,806

		$5,948,512

Insured – Special Tax Revenue — 7.2%

Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$12,670	$11,371,198
Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC) 4.00%, 11/1/31	3,480	2,827,326
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/27	6,000	7,093,860
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	2,565	2,967,320
McKay Landing Metropolitan District No. 2, CO, (AMBAC), 4.25%, 12/1/36	1,300	1,067,196
New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	705	693,868
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	6,900	1,581,411
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	29,075	2,040,193
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	7,505	970,171
San Jose, CA, Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	3,015	2,211,292

		$32,823,835

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation — 4.9%

Alabama Port Authority, (NPFG), 4.50%, 10/1/36	$2,350	$2,283,189
Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	20,000	6,132,600
Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34	5,050	5,146,354
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	7,120	980,282
Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	715	717,703
New Orleans, LA, Aviation Board, (AGC), 6.00%, 1/1/23	1,040	1,234,667
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	7,425	4,916,241
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/32	3,755	1,039,534

		$22,450,570

Insured – Water and Sewer — 2.4%

Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	$4,305	$4,645,396
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32	5,260	6,034,588

		$10,679,984

Nursing Home — 0.8%

Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$920	$920,865
Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	910	909,791
Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	2,000	1,999,960

		$3,830,616

Other Revenue — 5.6%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$1,175	$1,225,595
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,320	1,385,789
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	720	756,900
Buckeye Tobacco Settlement Financing Authority, OH, 5.875%, 6/1/47	2,365	1,701,476
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	1,220	963,092
Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	955	612,757
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,455	3,911,562
Mohegan Tribe of Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	1,000	908,030
New York, NY, Transitional Finance Authority, (Building Aid), 6.00%, 7/15/38	7,250	8,303,715
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	175	172,657
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	740	681,636
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	150	132,403
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	285	233,173
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,735	2,526,484
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	2,390	1,678,449

		$25,193,718

Senior Living / Life Care — 2.8%

Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$3,300	$2,900,667
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,885	1,867,545
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	2,370	2,321,296
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,480	1,264,586
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	1,650	1,788,848
Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	1,005	1,004,930
North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42(7)	1,480	737,040
St. Paul, MN, Housing and Redevelopment Authority, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(8)	970	877,937

		$12,762,849

Special Tax Revenue — 10.5%

Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$2,476	$2,478,129
Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	744	763,284
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	1,250	910,475

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Special Tax Revenue (continued)

Capistrano, CA, Unified School District, 6.00%, 9/1/33	$1,000	$1,007,150
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	845	918,963
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	815	882,311
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	865	931,493
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	4,040	4,419,760
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34(1)	9,000	11,205,000
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34	5,000	5,521,550
New York Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/24	1,630	1,790,946
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.25%, 2/1/30	6,235	7,205,914
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	7,045	7,320,389
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, (0.00% to 11/1/13), 5/1/36	1,335	649,905
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,205	903,557
Tiverton, RI, Special Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	850	851,071

		$47,759,897

Transportation — 13.1%

Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$415	$422,644
Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	2,250	2,721,825
Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	5,000	5,968,250
New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	4,820	5,433,104
New Jersey Turnpike Authority, 5.25%, 1/1/40	4,000	4,306,560
New York Liberty Development Corp., (4 World Trade Center), 5.00%, 11/15/31	1,635	1,725,546
Pennsylvania Turnpike Commission, 5.25%, 6/1/39	1,070	1,109,515
Pennsylvania Turnpike Commission, 5.50%, 12/1/41	645	680,733
Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	11,500	9,579,845
Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	5,000	5,314,400
Port Authority of New York and New Jersey, 5.25%, 7/15/36(9)	3,595	4,012,524
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,500	3,838,975
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	2,980	3,213,364
Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	10,000	11,128,500

		$59,455,785

Water and Sewer — 3.3%

Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,950	$2,880,704
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/39	375	400,388
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(1)	6,855	7,831,015
Portland, OR, (Water System), 5.00%, 5/1/35	3,265	3,642,401

		$14,754,508

Total Tax-Exempt Investments — 110.1%
(identified cost $473,731,901)		$498,643,710

Other Assets, Less Liabilities — (10.1)%		$(45,681,432)

Net Assets — 100.0%		$452,962,278

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
XLCA	- XL Capital Assurance, Inc.

At December 31, 2011, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	22.3%
California	15.3%
Massachusetts	10.1%
Others, representing less than 10% individually	62.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Portfolio of Investments — continued

order to reduce the risk associated with such economic developments, at December 31, 2011, 19.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 6.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $2,531,375.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2011, the aggregate value of these securities is $3,792,541 or 0.8% of the Fund’s net assets.

(5)	When-issued security.

(6)	Defaulted bond.

(7)	Security is in default and making only partial interest payments.

(8)	Security is in default with respect to scheduled principal payments.

(9)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $473,731,901)	$498,643,710
Cash	13,962,496
Interest receivable	5,804,538
Receivable for investments sold	239,755
Receivable for Fund shares sold	391,922

Total assets	$519,042,421

Liabilities

Payable for floating rate notes issued	$60,845,000
Payable for investments purchased	1,779,024
Payable for when-issued securities	276,803
Payable for variation margin on open financial futures contracts	148,281
Payable for Fund shares redeemed	2,080,544
Distributions payable	392,234
Payable to affiliates:
Investment adviser fee	175,740
Distribution and service fees	106,426
Trustees’ fees	3,715
Interest expense and fees payable	113,057
Accrued expenses	159,319

Total liabilities	$66,080,143

Net Assets	$452,962,278

Sources of Net Assets

Paid-in capital	$571,425,916
Accumulated net realized loss	(143,945,948)
Accumulated undistributed net investment income	1,465,250
Net unrealized appreciation	24,017,060

Net Assets	$452,962,278

Class A Shares

Net Assets	$299,566,279
Shares Outstanding	33,888,966
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.84
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.28

Class B Shares

Net Assets	$7,770,917
Shares Outstanding	884,833
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.78

Class C Shares

Net Assets	$43,862,603
Shares Outstanding	4,989,691
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.79

Class I Shares

Net Assets	$101,762,479
Shares Outstanding	10,539,576
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Interest	$28,398,243

Total investment income	$28,398,243

Expenses

Investment adviser fee	$2,199,618
Distribution and service fees
Class A	769,138
Class B	103,076
Class C	434,097
Trustees’ fees and expenses	13,817
Custodian fee	164,131
Transfer and dividend disbursing agent fees	161,881
Legal and accounting services	83,602
Printing and postage	36,384
Registration fees	78,689
Interest expense and fees	548,758
Miscellaneous	55,120

Total expenses	$4,648,311

Deduct —
Reduction of custodian fee	$3,436

Total expense reductions	$3,436

Net expenses	$4,644,875

Net investment income	$23,753,368

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(15,021,798)
Financial futures contracts	(14,425,465)
Swap contracts	(3,087,183)

Net realized loss	$(32,534,446)

Change in unrealized appreciation (depreciation) —
Investments	$59,063,870
Financial futures contracts	(1,809,353)
Swap contracts	(119,000)

Net change in unrealized appreciation (depreciation)	$57,135,517

Net realized and unrealized gain	$24,601,071

Net increase in net assets from operations	$48,354,439

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$23,753,368	$34,587,151
Net realized loss from investment transactions, financial futures contracts and swap contracts	(32,534,446)	(4,537,602)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	57,135,517	(31,057,212)

Net increase (decrease) in net assets from operations	$48,354,439	$(1,007,663)

Distributions to shareholders —
From net investment income
Class A	$(15,483,695)	$(20,920,638)
Class B	(442,545)	(699,775)
Class C	(1,854,364)	(2,294,569)
Class I	(5,281,700)	(10,156,859)

Total distributions to shareholders	$(23,062,304)	$(34,071,841)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$55,633,479	$52,480,445
Class B	461,154	723,725
Class C	5,655,512	12,209,266
Class I	22,704,897	61,031,196
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,657,848	15,047,359
Class B	276,699	415,686
Class C	1,193,795	1,364,425
Class I	3,252,773	3,517,187
Cost of shares redeemed
Class A	(135,424,615)	(168,326,763)
Class B	(2,297,151)	(4,239,608)
Class C	(15,750,550)	(16,931,280)
Class I	(59,257,421)	(118,832,090)
Net asset value of shares exchanged
Class A	4,269,162	2,359,646
Class B	(4,269,162)	(2,359,646)

Net decrease in net assets from Fund share transactions	$(111,893,580)	$(161,540,452)

Net decrease in net assets	$(86,601,445)	$(196,619,956)

Net Assets

At beginning of year	$539,563,723	$736,183,679

At end of year	$452,962,278	$539,563,723

Accumulated undistributed net investment income included in net assets

At end of year	$1,465,250	$1,465,930

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	December 31, 2011

Net increase in net assets from operations	$48,354,439
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(105,984,148)
Investments sold	292,073,343
Net amortization/accretion of premium (discount)	(4,250,593)
Decrease in interest receivable	2,455,161
Decrease in receivable for investments sold	247,212
Decrease in receivable for open swap contracts	119,000
Increase in payable for investments purchased	1,779,024
Increase in payable for when-issued securities	276,803
Decrease in payable for variation margin on open financial futures contracts	(84,594)
Decrease in payable to affiliate for investment adviser fee	(62,386)
Decrease in payable to affiliate for distribution and service fees	(24,925)
Decrease in payable to affiliate for Trustees’ fees	(2,692)
Decrease in interest expense and fees payable	(93,903)
Decrease in accrued expenses	(70,216)
Net change in unrealized (appreciation) depreciation from investments	(59,063,870)
Net realized loss from investments	15,021,798

Net cash provided by operating activities	$190,689,453

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$85,084,271
Fund shares redeemed	(216,079,203)
Distributions paid, net of reinvestments	(7,239,462)
Proceeds from secured borrowings	17,100,000
Repayment of secured borrowings	(48,875,000)
Decrease in demand note payable	(7,000,000)

Net cash used in financing activities	$(177,009,394)

Net increase in cash	$13,680,059

Cash at beginning of year	$282,437

Cash at end of year	$13,962,496

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$16,381,115
Cash paid for interest and fees	642,661

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.320	$8.800	$7.030	$9.590	$10.160

Income (Loss) From Operations

Net investment income(1)	$0.437	$0.436	$0.429	$0.421	$0.409
Net realized and unrealized gain (loss)	0.505	(0.487)	1.763	(2.569)	(0.573)

Total income (loss) from operations	$0.942	$(0.051)	$2.192	$(2.148)	$(0.164)

Less Distributions

From net investment income	$(0.422)	$(0.429)	$(0.422)	$(0.412)	$(0.406)

Total distributions	$(0.422)	$(0.429)	$(0.422)	$(0.412)	$(0.406)

Net asset value — End of year	$8.840	$8.320	$8.800	$7.030	$9.590

Total Return(2)	11.68%	(0.79)%	31.71%	(23.07)%	(1.66)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$299,566	$345,914	$464,221	$454,906	$623,368
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.85%	0.83%	0.84%	0.81%	0.78	%(3)
Interest and fee expense(4)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	0.97%	0.96%	0.95%	1.13%	1.09	%(3)
Expenses after custodian fee reduction excluding interest and fees	0.85%	0.83%	0.84%	0.80%	0.75	%(3)
Net investment income	5.19%	4.90%	5.20%	4.80%	4.15%
Portfolio Turnover	20%	15%	46%	73%	64%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Financial Highlights — continued

	Class B

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.270	$8.740	$6.980	$9.530	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.372	$0.368	$0.365	$0.353	$0.335
Net realized and unrealized gain (loss)	0.495	(0.477)	1.755	(2.562)	(0.577)

Total income (loss) from operations	$0.867	$(0.109)	$2.120	$(2.209)	$(0.242)

Less Distributions

From net investment income	$(0.357)	$(0.361)	$(0.360)	$(0.341)	$(0.328)

Total distributions	$(0.357)	$(0.361)	$(0.360)	$(0.341)	$(0.328)

Net asset value — End of year	$8.780	$8.270	$8.740	$6.980	$9.530

Total Return(2)	10.76%	(1.43)%	30.80%	(23.75)%	(2.44)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,771	$13,078	$19,252	$21,293	$37,610
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.58%	1.59%	1.56%	1.53	%(3)
Interest and fee expense(4)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	1.73%	1.71%	1.70%	1.88%	1.84	%(3)
Expenses after custodian fee reduction excluding interest and fees	1.61%	1.58%	1.59%	1.55%	1.50	%(3)
Net investment income	4.46%	4.16%	4.47%	4.02%	3.41%
Portfolio Turnover	20%	15%	46%	73%	64%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$8.280	$8.750	$6.990	$9.540	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.371	$0.367	$0.365	$0.352	$0.333
Net realized and unrealized gain (loss)	0.496	(0.475)	1.755	(2.561)	(0.565)

Total income (loss) from operations	$0.867	$(0.108)	$2.120	$(2.209)	$(0.232)

Less Distributions

From net investment income	$(0.357)	$(0.362)	$(0.360)	$(0.341)	$(0.328)

Total distributions	$(0.357)	$(0.362)	$(0.360)	$(0.341)	$(0.328)

Net asset value — End of year	$8.790	$8.280	$8.750	$6.990	$9.540

Total Return(2)	10.76%	(1.42)%	30.76%	(23.73)%	(2.34)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,863	$50,369	$56,641	$47,494	$49,953
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%	1.57%	1.59%	1.56%	1.52	%(3)
Interest and fee expense(4)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	1.73%	1.70%	1.70%	1.88%	1.83	%(3)
Expenses after custodian fee reduction excluding interest and fees	1.61%	1.57%	1.59%	1.55%	1.49	%(3)
Net investment income	4.42%	4.14%	4.44%	4.06%	3.41%
Portfolio Turnover	20%	15%	46%	73%	64%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$9.090	$9.610	$7.670	$10.480	$11.100

Income (Loss) From Operations

Net investment income(1)	$0.500	$0.500	$0.491	$0.484	$0.474
Net realized and unrealized gain (loss)	0.554	(0.528)	1.932	(2.817)	(0.623)

Total income (loss) from operations	$1.054	$(0.028)	$2.423	$(2.333)	$(0.149)

Less Distributions

From net investment income	$(0.484)	$(0.492)	$(0.483)	$(0.477)	$(0.471)

Total distributions	$(0.484)	$(0.492)	$(0.483)	$(0.477)	$(0.471)

Net asset value — End of year	$9.660	$9.090	$9.610	$7.670	$10.480

Total Return(2)	11.87%	(0.50)%	31.98%	(22.88)%	(1.38)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$101,762	$130,202	$196,069	$123,810	$215,985
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.60%	0.57%	0.59%	0.56%	0.53	%(3)
Interest and fee expense(4)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	0.72%	0.70%	0.70%	0.88%	0.84	%(3)
Expenses after custodian fee reduction excluding interest and fees	0.60%	0.57%	0.59%	0.55%	0.50	%(3)
Net investment income	5.42%	5.14%	5.43%	5.02%	4.41%
Portfolio Turnover	20%	15%	46%	73%	64%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $108,585,553 and realized capital losses of $36,500,767 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($4,273,717), December 31, 2013 ($1,429,405), December 31, 2015 ($12,777,842), December 31, 2016 ($23,678,685), December 31, 2017 ($55,876,213) and December 31, 2018 ($10,549,691). For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year. Such capital losses are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At December 31, 2011, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $60,845,000 and $94,596,491, respectively. The range of interest rates on the Floating Rate Notes outstanding at December 31, 2011 was 0.09% to 0.16%. For the year ended December 31, 2011, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $69,175,699 and 0.79%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of December 31, 2011.

The Fund may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

J Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Tax-exempt income	$23,022,757	$33,984,168
Ordinary income	39,547	87,673

During the year ended December 31, 2011, accumulated net realized loss was decreased by $691,744 and accumulated undistributed net investment income was decreased by $691,744 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$1,465,250
Capital loss carryforward and deferred capital losses	$(145,086,320)
Net unrealized appreciation	$25,157,432

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, residual interest bonds and accretion of market discount.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual Asset	Daily Income
Daily Net Assets	Rate	Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

For the year ended December 31, 2011, the investment adviser fee amounted to $2,199,618 or 0.48% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $8,508 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter received $16,700 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $769,138 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2011, the Fund paid or accrued to EVD $77,307 and $325,573 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $571,000 and $3,727,000, respectively. Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $25,769 and $108,524 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $12,000, $13,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $105,984,148 and $292,073,343, respectively, for the year ended December 31, 2011.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2011	2010

Sales	6,686,640	5,975,975
Issued to shareholders electing to receive payments of distributions in Fund shares	1,380,238	1,693,755
Redemptions	(16,233,014)	(19,140,061)
Exchange from Class B shares	503,584	266,385

Net decrease	(7,662,552)	(11,203,946)

	Year Ended December 31,
Class B	2011	2010

Sales	54,142	81,435
Issued to shareholders electing to receive payments of distributions in Fund shares	33,023	47,092
Redemptions	(276,880)	(481,142)
Exchange to Class A shares	(506,469)	(268,011)

Net decrease	(696,184)	(620,626)

	Year Ended December 31,
Class C	2011	2010

Sales	667,393	1,386,969
Issued to shareholders electing to receive payments of distributions in Fund shares	142,188	154,501
Redemptions	(1,903,690)	(1,928,886)

Net decrease	(1,094,109)	(387,416)

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2011	2010

Sales	2,470,334	6,261,763
Issued to shareholders electing to receive payments of distributions in Fund shares	352,435	362,666
Redemptions	(6,601,329)	(12,704,378)

Net decrease	(3,778,560)	(6,079,949)

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$412,641,278

Gross unrealized appreciation	$41,928,442
Gross unrealized depreciation	(16,771,010)

Net unrealized appreciation	$25,157,432

9 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

10 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2011 is as follows:

Futures Contracts
					Net
Expiration			Aggregate		Unrealized
Month/Year	Contracts	Position	Cost	Value	Depreciation

3/12	325 U.S. 10-Year Treasury Note	Short	$(42,124,991)	$(42,615,625)	$(490,634)
3/12	182 U.S. 30-Year Treasury Bond	Short	(25,951,760)	(26,355,875)	(404,115)

					$(894,749)

At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(894,749	)(1)

Total	$—	$(894,749)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Futures Contracts	$(14,425,465)	$(1,809,353)
Interest Rate Swaps	(3,087,183)	(119,000)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of future contracts and interest rate swaps outstanding during the year ended December 31, 2011, which are indicative of the volume of these derivative types, were approximately $60,700,000 and $10,212,000, respectively.

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Notes to Financial Statements — continued

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$498,643,710	$—	$498,643,710

Total Investments	$—	$498,643,710	$—	$498,643,710

Liability Description

Futures Contracts	$(894,749)	$—	$—	$(894,749)

Total	$(894,749)	$—	$—	$(894,749)

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2012

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividend. The Fund designates 99.83% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
AMT-Free Municipal Income Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

279-2/12	MBSRC

Eaton Vance Large-Cap Core Research Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Large-Cap Core Research Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	17 and 29
Federal Tax Information	18
Management and Organization	30
Important Notices	33

Eaton Vance
Large-Cap Core Research Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Large-Cap Core Research Fund Class A shares at net asset value (NAV) had a total return of -2.06%. By comparison, the Fund’s benchmark, the S&P 500 Index (the Index), gained 2.11%.
Stock selection in the energy sector had the largest negative effect on performance. The Fund was overweight two coal stocks that declined on concerns that a slowing global economy would dampen demand for coal. The Fund also held positions in certain energy services companies that generate a substantial portion of their revenues from North America and were affected by a correction in natural gas prices, causing their stocks to struggle. Stock selection in the consumer discretionary and utilities sectors also detracted. In consumer discretionary, performance was hurt by overweight positions in leisure stocks that lagged on fears that higher gasoline prices would cut into vacation travel. In utilities, the Fund did not own several high-yielding stocks in the Index that experienced significant price gains.
Driven by proprietary fundamental research on individual companies, the Fund outperformed the Index in the financial sector, which was the Index’s worst-performing sector in 2011 due to turmoil in Europe, regulatory pressure in the U.S. and continued weakness in the housing market. The Fund benefited from management’s decision to avoid three large financial firms that fared especially poorly.
Stock selection in the consumer staples, telecommunication services, industrials and information technology (IT) sectors contributed to Fund performance. Positioning in the personal products industry was a key driver of strength in consumer staples, while not owning the wireless stocks in the Index added value in telecommunication services. Within industrials, decisions to invest in certain machinery names at attractive cyclical entry points were beneficial. Stock selection in companies that pioneered new product innovations during the period also contributed to performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Large-Cap Core Research Fund
December 31, 2011
Performance2,3

Portfolio Manager Charles Gaffney

					Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Inception

Class A at NAV	11/1/2001	-2.06%	0.66%	3.62%	—
Class A at 5.75% Maximum Sales Charge	—	-7.66	-0.53	3.01	—
Class C at NAV	10/1/2009	-2.76	—	—	5.52
Class C at 1% Maximum Sales Charge	—	-3.73	—	—	5.52
Class I at NAV	9/3/2008	-1.86	—	—	0.77
S&P 500 Index	—	2.11%	-0.25%	2.92%	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.49%	2.24%	1.24%
Net			1.25	2.00	1.00
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	10/1/09	$11,285	N.A.

Class I	9/3/08	$10,257	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Large-Cap Core Research Fund
December 31, 2011
Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

Apple, Inc.	6.2%
Exxon Mobil Corp.	3.3
Johnson & Johnson	2.3
Philip Morris International, Inc.	2.3
AT&T, Inc.	2.1
Wells Fargo & Co.	1.8
Google, Inc., Class A	1.7
ConocoPhillips	1.6
Boeing Co. (The)	1.6
Coca-Cola Co. (The)	1.6

Total	24.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Large-Cap Core Research Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)		Ratio

Actual
Class A	$1,000.00	$938.10	$6.11	**	1.25%
Class C	$1,000.00	$934.40	$9.75	**	2.00%
Class I	$1,000.00	$939.40	$4.89	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class C	$1,000.00	$1,015.10	$10.16	**	2.00%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Large-Cap Core Research Portfolio, at value (identified cost, $51,315,430)	$58,963,173
Receivable for Fund shares sold	75,821
Receivable from affiliate	8,262

Total assets	$59,047,256

Liabilities

Payable for Fund shares redeemed	$144,291
Payable to affiliates:
Distribution and service fees	12,343
Trustees’ fees	125
Accrued expenses	48,197

Total liabilities	$204,956

Net Assets	$58,842,300

Sources of Net Assets

Paid-in capital	$52,672,501
Accumulated net realized loss from Portfolio	(1,515,190)
Accumulated undistributed net investment income	37,246
Net unrealized appreciation from Portfolio	7,647,743

Total	$58,842,300

Class A Shares

Net Assets	$38,112,676
Shares Outstanding	2,935,919
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.98
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.77

Class C Shares

Net Assets	$5,275,702
Shares Outstanding	409,566
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.88

Class I Shares

Net Assets	$15,453,922
Shares Outstanding	1,190,529
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.98

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.
7

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $17,272)	$1,220,518
Interest allocated from Portfolio	656
Expenses allocated from Portfolio	(447,839)

Total investment income from Portfolio	$773,335

Expenses

Administration fee	$92,171
Distribution and service fees
Class A	105,617
Class C	40,057
Trustees’ fees and expenses	500
Custodian fee	22,149
Transfer and dividend disbursing agent fees	71,590
Legal and accounting services	21,642
Printing and postage	25,105
Registration fees	53,844
Miscellaneous	11,559

Total expenses	$444,234

Deduct —
Waiver and reimbursement of expenses by an affiliate	$130,244

Total expense reductions	$130,244

Net expenses	$313,990

Net investment income	$459,345

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(90,987)
Foreign currency transactions	(2,767)

Net realized loss	$(93,754)

Change in unrealized appreciation (depreciation) —
Investments	$(1,717,278)
Foreign currency	(243)

Net change in unrealized appreciation (depreciation)	$(1,717,521)

Net realized and unrealized loss	$(1,811,275)

Net decrease in net assets from operations	$(1,351,930)

See Notes to Financial Statements.
8

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$459,345	$275,392
Net realized loss from investment and foreign currency transactions	(93,754)	(145,831)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,717,521)	5,235,321

Net increase (decrease) in net assets from operations	$(1,351,930)	$5,364,882

Distributions to shareholders —
From net investment income
Class A	$(278,330)	$(145,368)
Class C	(9,379)	(39)
Class I	(158,141)	(99,925)

Total distributions to shareholders	$(445,850)	$(245,332)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,136,770	$22,033,575
Class C	4,692,691	1,399,604
Class I	7,565,859	10,441,797
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	255,657	136,807
Class C	8,340	20
Class I	106,936	90,352
Cost of shares redeemed
Class A	(16,730,710)	(9,014,990)
Class C	(774,520)	(336,764)
Class I	(9,639,781)	(1,734,962)

Net increase in net assets from Fund share transactions	$2,621,242	$23,015,439

Net increase in net assets	$823,462	$28,134,989

Net Assets

At beginning of year	$58,018,838	$29,883,849

At end of year	$58,842,300	$58,018,838

Accumulated undistributed net investment income included in net assets

At end of year	$37,246	$33,043

See Notes to Financial Statements.
9

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Financial Highlights

	Class A

	Year Ended December 31,				Year Ended October 31,
			Period Ended
	2011	2010	December 31, 2009(1)		2009	2008	2007

Net asset value — Beginning of period	$13.350	$12.170	$11.280		$10.290	$15.440	$13.370

Income (Loss) From Operations

Net investment income(2)	$0.098	$0.071	$0.020		$0.102	$0.092	$0.066
Net realized and unrealized gain (loss)	(0.373)	1.159	0.946		0.948	(4.784)	2.537

Total income (loss) from operations	$(0.275)	$1.230	$0.966		$1.050	$(4.692)	$2.603

Less Distributions

From net investment income	$(0.095)	$(0.050)	$(0.076)		$(0.060)	$(0.053)	$(0.052)
From net realized gain	—	—	—		—	(0.405)	(0.481)

Total distributions	$(0.095)	$(0.050)	$(0.076)		$(0.060)	$(0.458)	$(0.533)

Net asset value — End of period	$12.980	$13.350	$12.170		$11.280	$10.290	$15.440

Total Return(3)	(2.06)%	10.11%	8.56	%(4)	10.32%	(31.29)%	20.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,113	$38,877	$22,141		$22,264	$8,487	$6,241
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25%	1.25%	1.25	%(7)	1.25%	1.25%	1.25%
Net investment income	0.74%	0.58%	0.99	%(7)	1.00%	0.70%	0.47%
Portfolio Turnover of the Portfolio	64%	44%	10	%(4)	—	—	—
Portfolio Turnover of the Fund(8)	—	—	—		54%	76%	63%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93%, 1.54% and 2.10% of average daily net assets for the years ended October 31, 2009, 2008 and 2007, respectively). Absent the waivers and subsidy, total return would be lower.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	Annualized.
(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See Notes to Financial Statements.
10

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Financial Highlights — continued

	Class C

	Year Ended December 31,
			Period Ended		Period Ended
	2011	2010	December 31, 2009(1)		October 31, 2009(2)

Net asset value — Beginning of period	$13.270	$12.130	$11.280		$11.520

Income (Loss) From Operations

Net investment income (loss)(3)	$0.005	$(0.017)	$(0.003)		$(0.011)
Net realized and unrealized gain (loss)	(0.371)	1.158	0.944		(0.229)

Total income (loss) from operations	$(0.366)	$1.141	$0.941		$(0.240)

Less Distributions

From net investment income	$(0.024)	$(0.001)	$(0.091)		$—

Total distributions	$(0.024)	$(0.001)	$(0.091)		$—

Net asset value — End of period	$12.880	$13.270	$12.130		$11.280

Total Return(4)	(2.76)%	9.40%	8.34	%(5)	(2.08	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,276	$1,637	$426		$55
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.00%	2.00%	2.00	%(7)	2.00	%(7)
Net investment income (loss)	0.04%	(0.14)%	(0.14	)%(7)	(1.09	)%(7)
Portfolio Turnover of the Portfolio	64%	44%	10	%(5)	—
Portfolio Turnover of the Fund(8)	—	—	—		54	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.
(2)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.
(7)	Annualized.
(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.
(9)	For the Fund’s year ended October 31, 2009.

See Notes to Financial Statements.
11

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Financial Highlights — continued

	Class I

	Year Ended December 31,
			Period Ended		Year Ended	Period Ended
	2011	2010	December 31, 2009(1)		October 31, 2009	October 31, 2008(2)

Net asset value — Beginning of period	$13.360	$12.170	$11.290		$10.300	$13.070

Income (Loss) From Operations

Net investment income(3)	$0.130	$0.103	$0.021		$0.120	$0.018
Net realized and unrealized gain (loss)	(0.379)	1.164	0.959		0.949	(2.788)

Total income (loss) from operations	$(0.249)	$1.267	$0.980		$1.069	$(2.770)

Less Distributions

From net investment income	$(0.131)	$(0.077)	$(0.100)		$(0.079)	$—

Total distributions	$(0.131)	$(0.077)	$(0.100)		$(0.079)	$—

Net asset value — End of period	$12.980	$13.360	$12.170		$11.290	$10.300

Total Return(4)	(1.86)%	10.41%	8.67	%(5)	10.54%	(21.19	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,454	$17,505	$7,317		$3,901	$1,345
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.00%	1.00%	1.00	%(7)	1.00%	1.00	%(7)
Net investment income	0.97%	0.84%	1.06	%(7)	1.16%	1.03	%(7)
Portfolio Turnover of the Portfolio	64%	44%	10	%(5)	—	—
Portfolio Turnover of the Fund(8)	—	—	—		54%	76	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.
(2)	For the period from the commencement of operations, September 3, 2008, to October 31, 2008.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	The administrator waived its fees and subsidized certain operating expenses equal to 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2011 and 2010 and the two months ended December 31, 2009, respectively. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the year ended October 31, 2009 and the period ended October 31, 2008, respectively). Absent the waivers and subsidy, total return would be lower.
(7)	Annualized.
(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.
(9)	For the Fund’s year ended October 31, 2008.

See Notes to Financial Statements.
12

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Core Research Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (28.8% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $546,668 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($227,200) and December 31, 2018 ($319,468). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2011.

During the year ended December 31, 2011, a capital loss carryforward of $828,194 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2011, the Fund had a net capital loss of $356,407 attributable to security transactions incurred after October 31, 2011. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2012.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Services.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

13

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Notes to Financial Statements — continued

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$445,850	$245,332

During the year ended December 31, 2011, accumulated net realized loss was decreased by $9,292 and accumulated undistributed net investment income was decreased by $9,292 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$39,086
Capital loss carryforward and post October losses	$(903,075)
Net unrealized appreciation	$7,033,788

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3 Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2011, the administration fee amounted to $92,171. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.25%, 2.00% and 1.00% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through April 30, 2012. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $130,244 for the year ended December 31, 2011. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $2,312 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $17,317 as its portion of the sales charges on sales of Class A shares for the year ended December 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2011 amounted to $105,617 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended December 31, 2011, the Fund paid or accrued to EVD $30,047 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At December 31, 2011, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $321,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2011 amounted to $10,010 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2011, the Fund was informed that EVD received approximately $900 of CDSCs paid Class C shareholders and no CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,277,060 and $15,297,514, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

Class A	2011	2010

Sales	1,271,214	1,820,389
Issued to shareholders electing to receive payments of distributions in Fund shares	19,732	10,242
Redemptions	(1,266,400)	(738,572)

Net increase	24,546	1,092,059

15

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Notes to Financial Statements — continued

	Year Ended December 31,

Class C	2011	2010

Sales	344,715	115,050
Issued to shareholders electing to receive payments of distributions in Fund shares	652	1
Redemptions	(59,120)	(26,831)

Net increase	286,247	88,220

	Year Ended December 31,

Class I	2011	2010

Sales	575,885	842,388
Issued to shareholders electing to receive payments of distributions in Fund shares	8,267	6,760
Redemptions	(704,298)	(139,886)

Net increase (decrease)	(120,146)	709,262

16

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Large-Cap Core Research Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of December 31, 2011, the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2012

17

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $1,152,161, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

18

Large-Cap Core Research Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 97.5%

Security	Shares	Value

Aerospace & Defense — 2.8%

Boeing Co. (The)	44,735	$3,281,312
United Technologies Corp.	34,631	2,531,180

		$5,812,492

Beverages — 2.5%

Anheuser-Busch InBev NV ADR	16,516	$1,007,311
Beam, Inc.	16,849	863,174
Coca-Cola Co. (The)	46,706	3,268,019

		$5,138,504

Biotechnology — 1.6%

Amgen, Inc.	23,948	$1,537,701
Celgene Corp.(1)	26,087	1,763,481

		$3,301,182

Capital Markets — 1.7%

Ameriprise Financial, Inc.	21,507	$1,067,607
Goldman Sachs Group, Inc. (The)	11,809	1,067,888
T. Rowe Price Group, Inc.	23,988	1,366,117

		$3,501,612

Chemicals — 1.3%

Air Products and Chemicals, Inc.	10,018	$853,433
Celanese Corp., Class A	19,707	872,429
Ecolab, Inc.	17,422	1,007,166

		$2,733,028

Commercial Banks — 3.4%

Fifth Third Bancorp	73,991	$941,166
KeyCorp	119,749	920,870
PNC Financial Services Group, Inc.	24,272	1,399,766
Wells Fargo & Co.	130,191	3,588,064

		$6,849,866

Commercial Services & Supplies — 0.5%

Waste Connections, Inc.	30,368	$1,006,396

		$1,006,396

Communications Equipment — 1.6%

JDS Uniphase Corp.(1)	58,951	$615,448
QUALCOMM, Inc.	50,278	2,750,207

		$3,365,655

Computers & Peripherals — 7.6%

Apple, Inc.(1)	31,278	$12,667,590
EMC Corp.(1)	68,064	1,466,099
Hewlett-Packard Co.	57,896	1,491,401

		$15,625,090

Construction & Engineering — 0.6%

Fluor Corp.	25,459	$1,279,315

		$1,279,315

Consumer Finance — 0.8%

American Express Co.	36,492	$1,721,328

		$1,721,328

Diversified Financial Services — 3.1%

Citigroup, Inc.	81,866	$2,153,894
JPMorgan Chase & Co.	93,893	3,121,942
Moody’s Corp.	30,817	1,037,917

		$6,313,753

Diversified Telecommunication Services — 3.1%

AT&T, Inc.	140,076	$4,235,898
CenturyLink, Inc.	54,242	2,017,803

		$6,253,701

Electric Utilities — 1.8%

American Electric Power Co., Inc.	40,042	$1,654,135
PPL Corp.	69,253	2,037,423

		$3,691,558

Energy Equipment & Services — 2.5%

Baker Hughes, Inc.	20,383	$991,429
Halliburton Co.	72,039	2,486,066
Schlumberger, Ltd.	24,815	1,695,113

		$5,172,608

Food & Staples Retailing — 0.7%

CVS Caremark Corp.	37,257	$1,519,340

		$1,519,340

Food Products — 1.6%

Kraft Foods, Inc., Class A	56,040	$2,093,654
Mead Johnson Nutrition Co.	15,593	1,071,707

		$3,165,361

See Notes to Financial Statements.
19

Large-Cap Core Research Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.1%

Covidien PLC	28,096	$1,264,601
St. Jude Medical, Inc.	28,541	978,956

		$2,243,557

Health Care Providers & Services — 1.7%

AmerisourceBergen Corp.	26,109	$970,994
UnitedHealth Group, Inc.	49,414	2,504,301

		$3,475,295

Hotels, Restaurants & Leisure — 2.6%

Carnival Corp.	28,609	$933,798
Las Vegas Sands Corp.(1)	24,000	1,025,520
Marriott International, Inc., Class A	26,398	770,029
McDonald’s Corp.	25,354	2,543,767

		$5,273,114

Household Products — 1.5%

Church & Dwight Co., Inc.	19,488	$891,771
Colgate-Palmolive Co.	22,511	2,079,791

		$2,971,562

Industrial Conglomerates — 0.8%

Danaher Corp.	33,714	$1,585,907

		$1,585,907

Insurance — 2.9%

ACE, Ltd.	13,645	$956,787
Aflac, Inc.	27,181	1,175,850
Aon Corp.	19,984	935,251
MetLife, Inc.	34,153	1,064,891
Prudential Financial, Inc.	19,400	972,328
XL Group PLC	44,177	873,379

		$5,978,486

Internet & Catalog Retail — 0.6%

Amazon.com, Inc.(1)	7,082	$1,225,894

		$1,225,894

Internet Software & Services — 2.1%

eBay, Inc.(1)	31,073	$942,444
Google, Inc., Class A(1)	5,314	3,432,313

		$4,374,757

IT Services — 3.6%

Accenture PLC, Class A	26,064	$1,387,387
Cognizant Technology Solutions Corp., Class A(1)	15,912	1,023,301
International Business Machines Corp.	15,858	2,915,969
Visa, Inc., Class A	20,510	2,082,380

		$7,409,037

Life Sciences Tools & Services — 0.9%

Agilent Technologies, Inc.(1)	54,713	$1,911,125

		$1,911,125

Machinery — 1.6%

Deere & Co.	40,900	$3,163,615

		$3,163,615

Media — 3.0%

Comcast Corp., Class A	95,848	$2,272,556
Time Warner, Inc.	48,945	1,768,872
Walt Disney Co. (The)	56,950	2,135,625

		$6,177,053

Metals & Mining — 1.2%

BHP Billiton, Ltd. ADR	9,958	$703,334
Cliffs Natural Resources, Inc.	12,300	766,905
Freeport-McMoRan Copper & Gold, Inc.	23,993	882,702

		$2,352,941

Multi-Utilities — 2.1%

PG&E Corp.	32,224	$1,328,273
Public Service Enterprise Group, Inc.	31,418	1,037,108
Sempra Energy	35,532	1,954,260

		$4,319,641

Multiline Retail — 1.5%

Dollar General Corp.(1)	37,249	$1,532,424
Macy’s, Inc.	47,377	1,524,592

		$3,057,016

Oil, Gas & Consumable Fuels — 9.9%

Anadarko Petroleum Corp.	25,246	$1,927,027
Apache Corp.	19,980	1,809,788
ConocoPhillips	45,216	3,294,890
EOG Resources, Inc.	24,615	2,424,824
Exxon Mobil Corp.	80,418	6,816,230

See Notes to Financial Statements.
20

Large-Cap Core Research Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp.	23,669	$2,217,785
Southwestern Energy Co.(1)	53,750	1,716,775

		$20,207,319

Personal Products — 0.5%

Estee Lauder Cos., Inc. (The), Class A	8,863	$995,492

		$995,492

Pharmaceuticals — 7.1%

Allergan, Inc.	19,498	$1,710,754
Bristol-Myers Squibb Co.	32,781	1,155,202
Johnson & Johnson	73,272	4,805,178
Pfizer, Inc.	140,506	3,040,550
Sanofi SA ADR	38,094	1,391,955
Shire PLC ADR	13,104	1,361,506
Teva Pharmaceutical Industries, Ltd. ADR	25,503	1,029,301

		$14,494,446

Real Estate Investment Trusts (REITs) — 1.9%

AvalonBay Communities, Inc.	9,671	$1,263,033
Boston Properties, Inc.	11,967	1,191,913
Simon Property Group, Inc.	10,309	1,329,242

		$3,784,188

Road & Rail — 2.3%

Norfolk Southern Corp.	30,990	$2,257,932
Union Pacific Corp.	23,296	2,467,978

		$4,725,910

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	39,367	$1,408,551
Micron Technology, Inc.(1)	148,026	931,084

		$2,339,635

Software — 3.6%

Activision Blizzard, Inc.	62,176	$766,008
Microsoft Corp.	118,686	3,081,089
Nuance Communications, Inc.(1)	35,695	898,086
Oracle Corp.	100,715	2,583,340

		$7,328,523

Specialty Retail — 2.0%

Home Depot, Inc. (The)	48,849	$2,053,612
Ross Stores, Inc.	42,300	2,010,519

		$4,064,131

Textiles, Apparel & Luxury Goods — 1.5%

Coach, Inc.	25,010	$1,526,610
NIKE, Inc., Class B	15,791	1,521,779

		$3,048,389

Tobacco — 3.2%

Lorillard, Inc.	7,616	$868,224
Philip Morris International, Inc.	59,815	4,694,281
Reynolds American, Inc.	22,070	914,140

		$6,476,645

Total Common Stocks
(identified cost $174,117,824)		$199,434,467

Short-Term Investments — 2.3%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(2)	$4,731	$4,730,940

Total Short-Term Investments
(identified cost $4,730,940)		$4,730,940

Total Investments — 99.8%
(identified cost $178,848,764)		$204,165,407

Other Assets, Less Liabilities — 0.2%		$340,360

Net Assets — 100.0%		$204,505,767

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.
21

Large-Cap Core Research Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $174,117,824)	$199,434,467
Affiliated investment, at value (identified cost, $4,730,940)	4,730,940
Cash	6,921
Dividends receivable	303,486
Interest receivable from affiliated investment	165
Receivable for investments sold	6,859,783
Tax reclaims receivable	38,674

Total assets	$211,374,436

Liabilities

Payable for investments purchased	$6,700,416
Payable to affiliates:
Investment adviser fee	111,484
Trustees’ fees	2,016
Accrued expenses	54,753

Total liabilities	$6,868,669

Net Assets applicable to investors’ interest in Portfolio	$204,505,767

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$179,189,648
Net unrealized appreciation	25,316,119

Total	$204,505,767

See Notes to Financial Statements.
22

Large-Cap Core Research Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $60,934)	$4,350,053
Interest allocated from affiliated investment	2,344
Expenses allocated from affiliated investment	(315)

Total investment income	$4,352,082

Expenses

Investment adviser fee	$1,428,512
Trustees’ fees and expenses	8,085
Custodian fee	114,974
Legal and accounting services	38,463
Stock dividend tax	286
Miscellaneous	10,126

Total expenses	$1,600,446

Deduct —
Reduction of custodian fee	$5

Total expense reductions	$5

Net expenses	$1,600,441

Net investment income	$2,751,641

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,043,421
Investment transactions allocated from affiliated investment	62
Foreign currency transactions	(10,011)

Net realized gain	$1,033,472

Change in unrealized appreciation (depreciation) —
Investments	$(7,416,500)
Foreign currency	(854)

Net change in unrealized appreciation (depreciation)	$(7,417,354)

Net realized and unrealized loss	$(6,383,882)

Net decrease in net assets from operations	$(3,632,241)

See Notes to Financial Statements.
23

Large-Cap Core Research Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$2,751,641	$2,313,065
Net realized gain (loss) from investment and foreign currency transactions	1,033,472	(2,185,317)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(7,417,354)	21,701,835

Net increase (decrease) in net assets from operations	$(3,632,241)	$21,829,583

Capital transactions —
Contributions	$35,679,422	$39,512,953
Withdrawals	(50,395,779)	(52,640,746)

Net decrease in net assets from capital transactions	$(14,716,357)	$(13,127,793)

Net increase (decrease) in net assets	$(18,348,598)	$8,701,790

Net Assets

At beginning of year	$222,854,365	$214,152,575

At end of year	$204,505,767	$222,854,365

See Notes to Financial Statements.
24

Large-Cap Core Research Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,
			Period Ended
Ratios/Supplemental Data	2011	2010	December 31, 2009(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.73%	0.73%	0.86	%(3)
Net investment income	1.25%	1.09%	1.19	%(3)
Portfolio Turnover	64%	44%	10	%(4)

Total Return	(1.55)%	10.68%	8.63	%(4)

Net assets, end of period (000’s omitted)	$204,506	$222,854	$214,153

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements.
25

Large-Cap Core Research Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Large-Cap Core Research Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Large-Cap Core Research Fund, Eaton Vance Balanced Fund and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 28.8%, 60.6% and 7.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on November 1, 2009 to December 31, 2011 remains subject to examination by the Internal Revenue Service.

26

Large-Cap Core Research Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $1,428,512 or 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $140,231,580 and $158,684,540, respectively, for the year ended December 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$180,998,402

Gross unrealized appreciation	$27,305,855
Gross unrealized depreciation	(4,138,850)

Net unrealized appreciation	$23,167,005

The net unrealized depreciation on foreign currency at December 31, 2011 on a federal income tax basis was $524.

27

Large-Cap Core Research Portfolio

December 31, 2011

Notes to Financial Statements — continued

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$199,434,467	*	$—	$—	$199,434,467
Short-Term Investments	—		4,730,940	—	4,730,940

Total Investments	$199,434,467		$4,730,940	$—	$204,165,407

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

28

Large-Cap Core Research Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Core Research Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Core Research Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, November 1, 2009, to December 31, 2009. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Core Research Portfolio as of December 31, 2011, the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, November 1, 2009, to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2012

29

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

30

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	Since 2011	Director of Equity Research and a Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR.

31

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance
Large-Cap Core Research Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325-2/12	ERSRC

Eaton Vance Parametric Structured Commodity Strategy Fund Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2011
Eaton Vance
Parametric Structured Commodity Strategy Fund

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	20
Federal Tax Information	21
Management and Organization	22
Important Notices	24

Eaton Vance
Parametric Structured Commodity Strategy Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
2011 proved to be one of the most volatile years on record for the broad commodities market, as measured by the Dow Jones-UBS Commodity Index Total Return (the Index).2 Many segments of the market suffered particularly steep losses in the second half of the year. The Index returned -13.32% during the full 12-month period.
The year began on a fairly positive note amid investor expectations for continued robust demand for raw materials from emerging-market economies—widely considered a long-term secular trend. As the year progressed, however, the prospect of slowing economic growth in China increasingly weighed on the market. Mounting worries about the sustainability of the global and U.S. recoveries, as well as the ongoing debt crisis in Europe, put further pressure on prices of many commodities.
One of the few commodities that gained in value during the period was gold. Investors historically tend to invest in gold in times of uncertainty. However, other precious metals and industrial metals—copper and aluminum, for example—lost value. Despite bouts of volatility, West Texas Intermediate (WTI) Crude Oil prices, a benchmark used to track the movement of oil prices, appreciated in 2011, due partly to a first-quarter surge fueled by turmoil in North Africa and the Middle East. Natural gas prices fell sharply as a boom in shale extraction drove supplies up dramatically. The prices of many agricultural commodities—sugar and wheat, for example—also declined.
Fund Performance
From the Fund’s inception on May 25, 2011 through December 31, 2011, Eaton Vance Parametric Structured Commodity Strategy Fund Class I shares at net asset value (NAV) had a total return of -13.77%. By comparison, the Fund’s benchmark, the Dow Jones-UBS Commodity Index Total Return, returned -14.11% during the same period. The negative returns posted by both the Fund and the Index reflected a declining commodity market during the latter half of 2011, driven by investors’ increasing concerns about the health of the global economy. The lowered expectations for global economic activity put pressure on commodities prices. The main performance detractors in 2011 were underweight positions in gold and WTI Crude Oil. Gold was one of the few commodities that appreciated during the 12-month period, as was crude oil. In addition, the Fund’s non-Index positions in cocoa, lead and platinum all detracted from Fund performance.
The main contributors to return were the Fund’s overweight positions in heating oil and gasoline, which counteracted much of the negative impact of the underweight in WTI Crude Oil. In addition, the Fund benefited from its underweight in natural gas, which declined sharply due to a dramatic increase in supply resulting from technological advances in the extraction of this commodity.
The Fund’s emphasis on rebalancing and spreading its holdings across commodities generally aided performance, as many commodities experienced reversals of fortune from month to month, which broadly generated a rebalancing premium.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance
Parametric Structured Commodity Strategy Fund
December 31, 2011
Portfolio Managers David Stein, Ph.D; Thomas Seto, each of Parametric Portfolio Associates, LLC
Performance2,3

		Since
% Cumulative Total Returns	Inception Date	Inception

Class I at NAV	5/25/2011	–13.77%

Dow Jones-UBS Commodity Index Total Return	5/25/2011	–14.11%

% Total Annual Operating Expense Ratios[4]	Class I

Gross	0.85%
Net	0.75
Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance
Parametric Structured Commodity Strategy Fund
December 31, 2011
Fund Profile

Commodity Exposure by Investment (% of net assets)

Commodity Exposure (% of net assets)5

Energy	27.82%
Natural Gas	8.11
Unleaded Gas	7.94
Gas Oil	6.96
Crude Oil-WTI	2.69
Crude Oil-Brent	1.95
Heating Oil	0.17

Agriculture	26.39
Corn	4.23
Soybeans	4.19
Wheat	4.07
Soybean Oil	4.03
Sugar	4.00
Coffee	2.05
Cotton	2.01
Cocoa	1.81

Industrial Metals	25.34
Aluminum	7.27
Copper	7.17
Lead	3.70
Nickel	3.64
Zinc	3.56

Precious Metals	14.36
Gold	8.34
Silver	4.05
Platinum	1.97

Livestock	6.09
Live Cattle	4.05
Lean Hogs	2.04
See Endnotes and Additional Disclosures in this report.

4

Eaton Vance
Parametric Structured Commodity Strategy Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on physical commodities traded on U.S. exchanges. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Class I shares are offered at NAV. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Commodity Exposure reflects the Fund’s exposure to commodity indices through total return swaps (derived based on notional amounts plus or minus unrealized appreciation (depreciation)) and the exchange-traded notes.

Fund profile subject to change due to active management.

5

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
Class I	$1,000.00	$876.30	$3.55 **	0.75%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.40	$3.82 **	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Consolidated Portfolio of Investments

Exchange-Traded Notes (ETN) — 3.9%

Security	Units	Value

iPath Dow Jones-UBS Commodity Index Total Return ETN (Barclays Bank PLC), 0%, 6/12/36(1)	27,578	$1,164,895

Total Exchange-Traded Notes
(identified cost $1,167,683)		$1,164,895

Short-Term Investments — 87.7%

U.S. Treasury Obligations — 70.5%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/12/12(2)	$5,500	$5,499,989
U.S. Treasury Bill, 0.00%, 5/3/12(2)	800	799,939
U.S. Treasury Bill, 0.00%, 8/23/12(2)	9,450	9,445,870
U.S. Treasury Bill, 0.00%, 11/15/12(2)	1,200	1,199,103
U.S. Treasury Bill, 0.00%, 12/13/12	4,000	3,996,076

Total U.S. Treasury Obligations
(identified cost $20,938,643)		$20,940,977

Other — 17.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(3)	$5,094	$5,094,222

Total Other
(identified cost $5,094,222)		$5,094,222

Total Short-Term Investments
(identified cost $26,032,865)		$26,035,199

Total Investments — 91.6%
(identified cost $27,200,548)		$27,200,094

Other Assets, Less Liabilities — 8.4%		$2,500,951

Net Assets — 100.0%		$29,701,045

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Consolidated Financial Statements.
7

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $22,106,326)	$22,105,872
Affiliated investment, at value (identified cost, $5,094,222)	5,094,222
Restricted cash*	370,000
Interest receivable from affiliated investment	358
Receivable for Fund shares sold	3,050,240
Receivable for open swap contracts	211,051
Receivable for closed swap contracts	273,083
Receivable from affiliates	19,180

Total assets	$31,124,006

Liabilities

Payable for investments purchased	$1,167,683
Payable for open swap contracts	25,372
Payable for closed swap contracts	122,955
Payable to affiliates:
Investment adviser and administration fee	12,836
Trustees’ fees	205
Accrued expenses	93,910

Total liabilities	$1,422,961

Net Assets	$29,701,045

Sources of Net Assets

Paid-in capital	$29,565,218
Accumulated net realized loss	(49,264)
Accumulated net investment loss	(134)
Net unrealized appreciation	185,225

Total	$29,701,045

Class I Shares

Net Assets	$29,701,045
Shares Outstanding	3,452,710
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.60

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

See Notes to Consolidated Financial Statements.
8

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Consolidated Statement of Operations

Period Ended
Investment Income	December 31, 2011(1)

Interest	$7,552
Interest allocated from affiliated investment	1,458
Expenses allocated from affiliated investment	(268)

Total investment income	$8,742

Expenses

Investment adviser and administration fee	$65,673
Trustees’ fees and expenses	614
Custodian fee	74,795
Transfer and dividend disbursing agent fees	1,267
Legal and accounting services	97,313
Printing and postage	12,582
Registration fees	34,021
Miscellaneous	5,194

Total expenses	$291,459

Deduct —
Allocation of expenses to affiliates	$209,337
Reduction of custodian fee	9

Total expense reductions	$209,346

Net expenses	$82,113

Net investment loss	$(73,371)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(28,508)
Investment transactions allocated from affiliated investment	81
Swap contracts	(3,320,126)

Net realized loss	$(3,348,553)

Change in unrealized appreciation (depreciation) —
Investments	$(454)
Swap contracts	185,679

Net change in unrealized appreciation (depreciation)	$185,225

Net realized and unrealized loss	$(3,163,328)

Net decrease in net assets from operations	$(3,236,699)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

See Notes to Consolidated Financial Statements.
9

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Consolidated Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	December 31, 2011(1)

From operations —
Net investment loss	$(73,371)
Net realized loss from investment transactions and swap contracts	(3,348,553)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	185,225

Net decrease in net assets from operations	$(3,236,699)

Distributions to shareholders —
From net investment income	$(69,799)

Total distributions to shareholders	$(69,799)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$34,461,472
Net asset value of shares issued to shareholders in payment of distributions declared	46,540
Cost of shares redeemed	(1,500,469)

Net increase in net assets from Fund share transactions	$33,007,543

Net increase in net assets	$29,701,045

Net Assets

At beginning of period	$—

At end of period	$29,701,045

Accumulated net investment loss

At end of period	$(134)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

See Notes to Consolidated Financial Statements.
10

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Consolidated Financial Highlights

	Class I

	Period Ended
	December 31, 2011(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.038)
Net realized and unrealized loss	(1.339)

Total loss from operations	$(1.377)

Less Distributions

From net investment income	$(0.023)

Total distributions	$(0.023)

Net asset value — End of period	$8.600

Total Return(3)	(13.77	)%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,701
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.75	%(8)
Net investment loss	(0.67	)%(8)
Portfolio Turnover	1,732	%(4)(9)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	During the period ended December 31, 2011, the Fund received a payment made by an affiliate for a trading error which amounted to $0.024 per share. Had the Fund not received this payment, total return would have been lower by 0.20%.
(6)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 1.90% of average daily net assets for the period ended December 31, 2011).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

See Notes to Consolidated Financial Statements.
11

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Eaton Vance Parametric Structured Commodity Strategy Fund (formerly, Parametric Structured Commodity Strategy Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on May 25, 2011. The Fund’s investment objective is to seek total return. As of December 31, 2011, the Fund offered Class I shares, which are offered at net asset value and are not subject to a sales charge. The Fund also offered Class A shares, which are generally sold subject to a sales charge imposed at time of purchase, although no Class A shares were issued as of December 31, 2011.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2011 were $6,176,408 or 20.8% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from May 25, 2011 to December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

12

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended December 31, 2011 was as follows:

Period Ended
December 31, 2011(1)

Distributions declared from:
Ordinary income	$69,799

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

During the period ended December 31, 2011, accumulated net realized loss was decreased by $3,299,289, accumulated net investment loss was decreased by $143,036 and paid-in capital was decreased by $3,442,325 due to differences between book and tax accounting, primarily for swap contracts, non-deductible expenses and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$6,296
Net unrealized appreciation	$129,531

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

13

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.60% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the period ended December 31, 2011, the investment adviser and administration fee amounted to $65,673 or 0.60% (annualized) of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s operating expenses, including expenses of the Subsidiary, to the extent that they exceed 0.75% annually of the Fund’s consolidated average daily net assets with respect to Class I. This agreement may be changed or terminated at any time after April 30, 2013. Pursuant to this agreement, EVM and Parametric were allocated $209,337 in total of the Fund’s operating expenses for the period ended December 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended December 31, 2011, EVM earned $104 in sub-transfer agent fees.

During the period ended December 31, 2011, Parametric reimbursed the Fund $23,702 for a trading error. Had the Fund not received this payment, total return would have been lower by 0.20%.

Except for Trustees of the Fund who are not members of EVM’s or Parametric’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $7,209,782 and $6,011,790, respectively, for the period ended December 31, 2011.

5 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class I	December 31, 2011(1)

Sales	3,618,492
Issued to shareholders electing to receive payments of distributions in Fund shares	5,437
Redemptions	(171,219)

Net increase	3,452,710

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

At December 31, 2011, an affiliate of EVM owned 29% of the outstanding shares of the Fund.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$27,256,242

Gross unrealized appreciation	$2,334
Gross unrealized depreciation	(58,482)

Net unrealized depreciation	$(56,148)

14

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2011 is as follows:

Total Return Swaps
					Net Unrealized
	Notional	Expiration		Fund	Appreciation
Counterparty	Amount	Date	Fund Pays	Receives	(Depreciation)

Merrill Lynch International	$1,455,000	1/12/12	0.23%	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	$41,400
Merrill Lynch International	579,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	(7)
Merrill Lynch International	1,440,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Copper Index	(8,085)
Merrill Lynch International	200,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	1,658
Merrill Lynch International	1,285,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward GasOil Index	7,015
Merrill Lynch International	1,518,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Gold Index	(19)
Merrill Lynch International	765,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Lead Index	37,949
Merrill Lynch International	725,833	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Nickel Index	26,422
Merrill Lynch International	847,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Silver Index	(10)
Merrill Lynch International	1,554,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	(19)
Merrill Lynch International	730,000	1/12/12	0.23	Excess Return on S&P GSCI 1 Month Forward Zinc Index	2,125
Merrill Lynch International	425,000	1/12/12	0.23	Excess Return on S&P GSCI Platinum Index	(5)
Merrill Lynch International	400,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	7,497
Merrill Lynch International	418,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Coffee Index	(6)

15

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
					Net Unrealized
	Notional	Expiration		Fund	Appreciation
Counterparty	Amount	Date	Fund Pays	Receives	(Depreciation)

Merrill Lynch International	$774,000	1/12/12	0.28%	Excess Return on S&P GSCI 1 Month Forward Corn Index	$(12)
Merrill Lynch International	423,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Cotton Index	(6)
Merrill Lynch International	388,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	(6)
Merrill Lynch International	768,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	(12)
Merrill Lynch International	800,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	(12)
Merrill Lynch International	781,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Sugar Index	(12)
Merrill Lynch International	785,000	1/12/12	0.28	Excess Return on S&P GSCI 1 Month Forward Wheat Index	(12)
Merrill Lynch International	800,000	1/12/12	0.33	Excess Return on Dow-Jones UBS 3 Month Forward Soybean Oil Index	(14)
Merrill Lynch International	1,802,000	1/12/12	0.38	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	(37)
Barclays Bank PLC	398,904	1/30/12	0.19	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	(3,285)
Barclays Bank PLC	773,751	1/30/12	0.19	Excess Return on S&P GSCI 1 Month Forward GasOil Index	833
Barclays Bank PLC	762,090	1/30/12	0.19	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	(4,153)
Barclays Bank PLC	602,022	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	8,612
Barclays Bank PLC	608,359	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Copper Index	14,409
Barclays Bank PLC	796,817	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Gold Index	13,463
Barclays Bank PLC	290,590	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Lead Index	5,198

16

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
					Net Unrealized
	Notional	Expiration		Fund	Appreciation
Counterparty	Amount	Date	Fund Pays	Receives	(Depreciation)

Barclays Bank PLC	$299,710	1/30/12	0.20%	Excess Return on S&P GSCI 1 Month Forward Nickel Index	$8,544
Barclays Bank PLC	310,635	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Silver Index	6,819
Barclays Bank PLC	295,759	1/30/12	0.20	Excess Return on S&P GSCI 1 Month Forward Zinc Index	2,136
Barclays Bank PLC	154,328	1/30/12	0.21	Excess Return on S&P GSCI Platinum Index	4,298
Barclays Bank PLC	128,887	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	1,606
Barclays Bank PLC	161,354	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Coffee Index	1,867
Barclays Bank PLC	383,493	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Corn Index	5,102
Barclays Bank PLC	156,109	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Cotton Index	286
Barclays Bank PLC	190,727	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	(58)
Barclays Bank PLC	389,837	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	(2,401)
Barclays Bank PLC	356,785	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	3,197
Barclays Bank PLC	377,347	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Sugar Index	(3,378)
Barclays Bank PLC	373,549	1/30/12	0.25	Excess Return on S&P GSCI 1 Month Forward Wheat Index	4,335
Barclays Bank PLC	514,010	1/30/12	0.30	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	(3,823)
Barclays Bank PLC	358,518	1/30/12	0.35	Excess Return on Dow-Jones UBS 3 Month Forward Soybean Oil Index	6,280

					$185,679

At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

17

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including total return swaps based on a commodity index, and commodity exchange-traded notes that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which may trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $25,372. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $2,439,260 at December 31, 2011.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk was $484,134, with the highest amount from any one counterparty being $397,149. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At December 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $148,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap Contracts	$211,051	(1)	$(25,372	)(2)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.
(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the period ended December 31, 2011 was as follows:

	Realized Gain (Loss)		Change in Unrealized
	on Derivatives Recognized		Appreciation (Depreciation) on
Derivative	in Income		Derivatives Recognized in Income

Swap Contracts	$(3,320,126	)(1)	$185,679 (2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.
(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the period ended December 31, 2011, which is indicative of the volume of this derivative type, was approximately $18,161,000.

8 Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the period ended December 31, 2011.

18

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Notes to Consolidated Financial Statements — continued

9 Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Notes	$1,164,895	$—	$—	$1,164,895
Short-Term Investments —
U.S. Treasury Obligations	—	20,940,977	—	20,940,977
Other	—	5,094,222	—	5,094,222

Total Investments	$1,164,895	$26,035,199	$—	$27,200,094

Swap Contracts	$—	$211,051	$—	$211,051

Total	$1,164,895	$26,246,250	$—	$27,411,145

Liability Description

Swap Contracts	$—	$(25,372)	$—	$(25,372)

Total	$—	$(25,372)	$—	$(25,372)

11 Name Change

Effective December 30, 2011, the name of Eaton Vance Parametric Structured Commodity Strategy Fund was changed from Parametric Structured Commodity Strategy Fund.

19

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders Eaton Vance Parametric Structured Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Parametric Structured Commodity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2011, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period from the start of business, May 25, 2011, to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Structured Commodity Strategy Fund as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, May 25, 2011, to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 22, 2012

20

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

22

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance
Parametric Structured Commodity Strategy Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255-2/12	PPASCSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Parametric Structured Commodity Strategy Fund, Eaton Vance AMT-Free Municipal Income Fund and Eaton Vance Large-Cap Core Research Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2010 and December 31, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Parametric Structured Commodity Strategy Fund*

Fiscal Years Ended	12/31/11
Audit Fees	$33,550
Audit-Related Fees(1)	$0
Tax Fees(2)	$18,500
All Other Fees(3)	$300

Total	$52,350

*	Fund commenced operations on 5/25/11
Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$51,570	$62,060
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,540	$12,410
All Other Fees(3)	$1,000	$300

Total	$59,110	$74,770

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	12/31/10	12/31/11
Audit Fees	$11,550	$11,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,160
All Other Fees(3)	$1,900	$300

Total	$21,530	$20,110

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (January 31, September 30, October 31, November 30* or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	10/31/10	12/31/10	1/31/11**	9/30/11	10/31/11	12/31/11
Audit Fees	$527,835	$90,920	$21,550	$31,865	$522,885	$135,300
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$258,500	$27,000	$11,500	$15,580	$250,180	$51,570
All Other Fees(3)	$28,500	$4,900	$500	$600	$22,300	$1,500

Total	$814,835	$122,820	$33,550	$48,045	$795,365	$188,370

*	Information is not presented for fiscal years ended 1/31/10, 9/30/10, 11/30/10 or 11/30/11, as no Series in the Trust with such fiscal year ends were in operation during those periods.

**	Series commenced operations on April 1, 2010.

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	10/31/10	12/31/10	1/31/11**	9/30/11	10/31/11	12/31/11
Registrant(1)	$287,000	$31,900	$12,000	$16,180	$272,480	$53,070
Eaton Vance(2)	$278,901	$250,973	$205,107	$226,431	$226,431	$334,561

*	Information is not presented for fiscal years ended 1/31/10 or 9/30/10, as no Series in the Trust with such fiscal year ends were in operation during those periods.

**	Series commenced operations on April 1, 2010.

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 20, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 20, 2012